                            EXHIBIT 10.1

                       STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT ("the Agreement") is entered into as of December 24, 1999 by and between R. Terrance Leiweke ("Leiweke") and Cragar Industries, Inc., a Delaware corporation ("Cragar").

                              RECITALS

     A. Leiweke is the record and beneficial owner of 315,000 shares of Common Stock, par value $.01 per share (the "Common Shares"), and 312,500 shares of Series A Preferred Stock, par value $.01 per share (the "Preferred Shares") of Wrenchead.com, Inc. ("Wrenchead").

     B. The Common Shares and the Preferred Shares are together referred to as the "Shares."

     C. Leiweke is a party to a Right of First Refusal and Co-Sale Agreement among Wrenchhead.com, Inc. and its stockholders, which prohibits the sale or transfer of the Shares, except upon satisfaction of certain specified conditions, including among other actions, Leiweke's obligation to notify Wrenchead and the parties to that agreement of his intent to transfer an interest in the Shares, a copy of which is attached as Exhibit A to this Agreement.

     D. Leiweke desires to grant an option to Cragar to purchase the Shares from Leiweke, and Cragar desires to acquire the option from Leiweke to purchase the Shares on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and the covenants, obligations and undertakings of the parties hereinafter set forth, it is hereby agreed by and between the parties hereto agree as follows:

                     SECTION 1--GRANT OF OPTION

     1.1 GRANT OF OPTION. Leiweke grants an irrevocable option to Cragar to purchase the Shares on April 27, 2000 on the terms and conditions described in this Agreement. As consideration for granting this option, Cragar will pay $300,000 to Leiweke payable by delivery of a check payable to Leiweke upon the earlier to occur of the date the notice periods provided for in the Right of First Refusal and Co-Sale Agreement expire and December 24, 1999. If Cragar exercises the option as provided in this Agreement, the $300,000 will be regarded as a portion of the total purchase price for the Shares acquired pursuant to exercise of the option.

     1.2 EXERCISE OF OPTION. Cragar may not exercise the option to acquire the Shares until April 27, 2000. If Cragar elects to exercise the option to acquire the Shares, Cragar must notify Leiweke in writing of its intention to do so by April 17, 2000 and:

          (a) pay to Leiweke, on April 27, 2000 (the "Option Exercise Date"), $5,070,000 in immediately available, same day funds, less the $300,000 paid pursuant to Section 1.1; and

          (b) issue to Leiweke, on the Option Exercise Date, 75,000 shares of Cragar's Common Stock, par value $.01 per share (the "Cragar Shares"), which will be subject to the terms and conditions of Sections 1.6 and 1.7 of this Agreement.

     1.3 FAILURE TO EXERCISE OPTION. If Cragar declines or otherwise fails to exercise the options to purchase the Shares by the Option Exercise Date, which it has the right to do in its sole and absolute discretion, Leiweke may keep the $300,000 as a nonrefundable deposit. In that event, Cragar will have no other obligations to Leiweke under this Agreement.

     1.4 TERM OF THE OPTION. The option will expire at 5:00 p.m., Phoenix local time on April 27, 2000 unless Leiweke agrees to extend the option to a later date.

     1.5 DELIVERY OF STOCK CERTIFICATES. With respect to any Shares transferred by Leiweke to Cragar, Leiweke must deliver to Cragar, against payment of the option exercise price on the Option Exercise Date, certificates representing all of the Shares transferred, duly endorsed in blank for transfer or with stock powers attached duly executed in blank, together with any such documents as may be required to transfer to Cragar good and marketable title to those Shares, free and clear of any and all liens, security interests, restrictions, encumbrances, pledges, claims or charges or any nature.

     1.6 If, by the six month anniversary of the Option Exercise Date, Cragar has not:

          (a) completed the registration of the Shares for resale by Leiweke as contemplated by Section 1.7 of this Agreement;

          (b) sold all or substantially all of its assets in an all or substantially all cash transaction or for consideration consisting substantially of publicly-traded securities; or

          (c) been merged or otherwise acquired in a cash transaction and/or for consideration consisting substantially of publicly-traded securities;

then Leiweke may, upon written notice to Cragar delivered within 60 days after the six month anniversary, require Cragar, and Cragar will be required to repurchase from Leiweke, all or any portion of the Shares for a price equal to $4.00 per Share. If Leiweke exercises this put right, Cragar must pay at least one-third of the total repurchase price not later than the nine month anniversary of the Option Exercise Date and the remaining repurchase price not later than the one year anniversary of the Option Exercise Date, together with interest on the unpaid amount at the prime rate in effect on such six month anniversary as published by The Wall Street Journal plus 2%, payable quarterly commencing on the one month anniversary of the date of notice referred to above. Cragar may pay the total repurchase price at any time prior to these dates without premium or penalty. Until the repurchase price is paid in full, the unpaid amount will be secured by a pledge to Leiweke of the Shares being repurchased, which Shares may not be concealed, otherwise encumbered or retired. Leiweke (or his successor in interest) will be permitted only a single exercise of this put right, which will expire to the extent not exercised within 60 days after the six month anniversary of the Option Exercise Date.

     1.7 REGISTRATION RIGHTS. If Cragar exercises its option to acquire the Shares as contemplated by Section 1.2 of this Agreement, Cragar will be required to issue 75,000 shares of its Common Stock subject to the registration rights described below:

          (a) AUTOMATIC REGISTRATION. Cragar must effect the registration under the Securities Act of 1933 (the "Securities Act") of the Cragar Shares issued to Leiweke (the "Registrable Securities) not later than the six month anniversary of the Option Exercise Date. In that event, Cragar will, as expeditiously as possible, prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period commencing on the effective date of the registration statement and ending on the earlier of

               (i) the date on which the sale of all Registrable Securities covered thereby is completed, and

               (ii)  180 days after such effective date,

and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

          (b) REGISTRATION PROCEDURES. If required to register the Cragar Shares pursuant to Section 1.7(a), Cragar will:

               (i) prepare and file with the Commission a registration statement with respect to the Registrable Securities as expeditiously as possible, but in no event later than 90 days after the Option Exercise Date, unless Cragar furnishes Leiweke a certificate signed by Cragar's President stating that (A) in the good faith judgment of Cragar's Board of Directors it would be seriously detrimental to Cragar for such registration statement to be filed by such date and it is therefore essential to defer the filing or effectiveness of such registration statement; or (B) in the good faith judgment of Cragar's Board of Directors a delay of such filing or effectiveness of such registration statement is necessary in light of pending financial transactions, corporate registrations or other events involving Cragar, in which case Cragar will have an additional period of not more than 60 days to file such registration statement or delay its effectiveness after filing, and use its best efforts to cause such registration statement to become effective under the Securities Act not later than six months after the Option Exercise Date. The registration statement must remain effective for the lesser of 180 days or until all Registrable Securities included in such registration statement have been sold ("Requisite Period");

          (ii) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities;

          (iii) promptly furnish to Leiweke and to each underwriter, if any, such number of copies of the registration statement and the prospectus included therein (including any preliminary prospectus) as Leiweke may reasonably request in order to facilitate the intended disposition of the Registrable Securities;

          (iv) use its best efforts (A) to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions as Leiweke may reasonably request; (B) to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the Requisite Period; and (C) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions; provided that Cragar shall not for any such purpose to be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any jurisdiction;

          (v) promptly notify Leiweke and, if applicable, each underwriter participating in the offering covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Cragar has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

          (vi) promptly notify Leiweke of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (vii) permit a single firm of counsel and a single accounting firm designated by Leiweke to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing and not file any document in a form to which such counsel reasonably objects; provided, however, that in no event will Cragar be required to reimburse Leiweke for legal and accounting fees.

          (viii) if the offering is an underwritten offering, enter into a written agreement with the managing underwriter in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of Cragar's size and investment stature, including without limitation, customary indemnification and contribution provisions;

          (ix) if the offering is an underwritten offering, at the request of Leiweke, use its best efforts to furnish to Leiweke on the date that securities are delivered to the underwriter(s) for sale pursuant to such registration: (A) a copy of an opinion dated such date of counsel representing Cragar for the purposes of such registration, addressed to the underwriter(s), reasonably satisfactory to Leiweke and such underwriter(s) and (B) a copy of a letter dated such date from the independent public accountants retained by Cragar, addressed to the underwriter(s), reasonably satisfactory to Leiweke and such underwriter(s);

          (x) make available for inspection by Leiweke, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Leiweke or underwriter, all financial and other records, pertinent corporate documents and properties of Cragar, and cause Cragar's officers, directors and employees to supply all information reasonably requested by Leiweke, or such underwriter, attorney, accountant or agent in connection with such registration statement;

          (xi) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the registration statement;

          (xii) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities and to enable such certificates to be in such denominations and registered in such names as Leiweke or any underwriter may reasonably request; and

          (xiii) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities.

     (c) REGISTRATION EXPENSES. All expenses incurred by Cragar in complying with this Section 1.7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of Cragar's counsel and Cragar's independent public accountants, fees and expenses (including Cragar's counsel fees) incurred in connection with complying with state securities or "blue sky" laws, and fees of transfer agents and registrars shall be borne by Cragar, provided that in an underwritten offering, Leiweke must pay any commissions or discounts associated with the number of Registrable Securities included in such registration statement and must pay any expenses if a registration was begun pursuant to Section 1.7(a), but is subsequently withdrawn by Leiweke.

       (d) OTHER AGREEMENTS. In connection with any registration pursuant to this Section 1.7, Leiweke and Cragar hereby agree to execute such agreements as are usual and customary in a transaction of this nature, including, without limitation, agreements relating to holdback periods, indemnification and contribution. Leiweke must furnish in writing to Cragar such information regarding Leiweke, the Shares held by Leiweke and the distribution proposed by Leiweke as Cragar may reasonably request.

            SECTION 2 -- REPRESENTATIONS AND WARRANTIES OF LEIWEKE

   2.1 MAKING OF REPRESENTATIONS AND WARRANTIES. Leiweke makes the representations and warranties set forth in this Section 2 for the benefit of Cragar.

   2.2 CAPITAL STOCK. To Leiweke's best knowledge, as of the date of this Agreement, the authorized capital stock of Wrenchead consists of 15,000,000 shares of Common Stock, par value $.01 per share, of which 5,365,800 shares are outstanding, fully paid and non-assessable and 3,834,271 shares of Preferred Stock, par value $.01 per share, of which 3,834,270 shares are outstanding, fully paid and nonassessable. Leiweke owns beneficially and of record all of the Shares, free and clear of any liens, security interests, restrictions, encumbrances, pledges, claims or charges of any nature whatsoever, other than the obligations represented by the Wrenchead.com, Inc. Right of First Refusal and Co-Sale Agreement, the N.F. Shops.com, LLC Operating Agreement dated August 7, 1998, and the Withdrawal Agreement between Leiweke and NFShops.com LLC. Upon delivery to Cragar of the certificates representing the Shares duly endorsed in blank or with stock powers attached duly executed in blank, in proper form for transfer, good and marketable title thereto will be transferred to Cragar. Leiweke is and will be on the Option Exercise Date the record and beneficial owner and holder of the Shares, free and clear of any liens or encumbrances other than a legend indicating only that the Shares have not been registered under the Securities Act of 1933 or any state securities act.

   2.3  AUTHORITY TO TRANSFER SHARES.

        (a) Leiweke has full right, authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by him pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by Leiweke pursuant to this Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of Leiweke enforceable in accordance with their respective terms. The execution, deliver and performance by Leiweke of this Agreement and each such agreement, document and instrument:

             (i) does not require Leiweke to obtain any approval, consent or waiver of, or make any filing with, any person that has not been obtained, or made on or before the Option Exercise Date; and

             (ii) does not and will not violate any provision of, result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Leiweke or Wrenchead is a party, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the Shares.

             (b) The execution, delivery and performance by Leiweke of this Agreement and each agreement, document and instrument executed and delivered by Leiweke pursuant to this Agreement:

                   (i) does not and will not violate any provision of Wrenchead's Articles of Incorporation, as amended or restated to date, or Wrenchead's by-laws, as amended to date; and

                   (ii) to the knowledge of Leiweke, does not and will not violate any United States law or law of the jurisdiction of incorporation of Wrenchead or of any other jurisdiction applicable to Wrenchead or require Wrenchead to obtain any approval, consent or waiver of, or make any filing with, any person that has not been obtained or made.

      2.4 INVESTMENT INTENT. If Cragar issues the Cragar Shares to Leiweke, Leiweke acknowledges that he is acquiring the Cragar Shares for his own account for investment and not with any present intention to effect a distribution thereof, and any attempted assignment of Leiweke's rights under this Agreement to any party or person without the express written permission of Cragar will violate this Agreement and Cragar will have the right to terminate this Agreement by written notice to Leiweke.

      2.5 DISCLOSURE. Neither this Agreement nor any of the schedules or exhibits to this Agreement contains or will contain on the Option Exercise Date any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and there is no fact which has not been disclosed in writing to Cragar by Leiweke that would materially and adversely affect or could reasonably be anticipated to materially and adversely affect the grant of the option or the transfer of the Shares as described in this Agreement, or the assets, business, financial condition or results of operations, customer, employee or supplier relations, or prospects of Wrenchead.

         SECTION 3 - REPRESENTATIONS AND WARRANTIES OF CRAGAR.

      3.1 MAKING OF REPRESENTATIONS AND WARRANTIES. Cragar hereby makes the representations and warranties contained in this Section 3 for the benefit of Leiweke.

      3.2 AUTHORITY. Cragar has full right, authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by Cragar pursuant to this Agreement constitutes, or when executed and delivered will constitute, valid and binding obligations of Cragar enforceable in accordance with their respective terms. The execution, delivery and performance by Cragar of this Agreement and each such agreement, document and instrument:

             (a) does not require Cragar to obtain any approval, consent or waiver of, or make any filing with, any person that has not been obtained or made; and

             (b) does not and will not violate any provision of, result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract instrument, mortgage lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Cragar is a party.

      3.3 INVESTMENT INTENT. Cragar is acquiring the Shares for its own account for investment and not with any present intention to effect a distribution thereof and any attempted assignment of Cragar's rights under this Agreement to any party or person without the express written permission of Leiweke will violate this Agreement and Leiweke will have the right to terminate this Agreement by written notice to Cragar.

      3.4 DISCLOSURE. Neither this Agreement nor any of the schedules or exhibits to this Agreement contains or will contain on the Option Exercise Date any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and there is no fact which has not been disclosed in writing to Leiweke by Cragar that would materially and adversely affect or could reasonably be anticipated to materially and adversely affect the assets, business, financial condition or results of operations, customer, employee or supplier relations, or prospects of Cragar.

                      SECTION 4 - INDEMNIFICATION

      4.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as otherwise set forth herein, the representations and warranties of each of Leiweke and Cragar will survive the execution and delivery of this Agreement and the Closing, provided, however, the representations and warranties of Leiweke and Cragar will terminate and expire one year after the Option Exercise Date.

      4.2 OBLIGATION OF LEIWEKE TO INDEMNIFY. Cragar and its employees, agents, affiliates, successors and assigns) will be indemnified, defended and held harmless by Leiweke from and against all liability, losses, demands, claims, actions or causes of action, suits, proceedings, investigations, deficiencies, fines, penalties, costs, damages and expenses whatsoever, including without limitation, all reasonable legal, accounting and other professional fees, disbursements and expenses incurred by Cragar, including the investigation, collection, prosecution and defense of claims and amounts paid in settlements (collectively, the "Losses") based upon or arising out of any breach or inaccuracy of any representation or warranty of Leiweke contained in this Agreement.

      4.3 OBLIGATION OF CRAGAR TO INDEMNIFY. Leiweke will be indemnified, defended and held harmless by Cragar from and against Losses based upon or arising out of any inaccuracy in or breach of any representation or warranty of Cragar contained in this Agreement.

      4.4    NOTICE AND OPPORTUNITY TO DEFEND.

             (a) Promptly after (i) receipt by any party hereto ("the Indemnitee") of notice of any demand, claim or circumstances (written or oral) which, with the lapse of time, would or might give rise to claim or the commencement (or threatened commencement) of any action, proceeding or investigation, or (ii) a party obtaining knowledge of any inaccuracy in or breach of a representation or warranty contained in this Agreement that may result in a Loss (an "Asserted Liability"), the Indemnitee shall give notice thereof (the "Claims Notice") to the party obligated to provide indemnification pursuant to Sections 4.2 or 4.3 (the "Indemnifying Party"), provided, however, the failure to so notify the Indemnifying Party promptly shall not relieve such party from any liability which such party may have under this Section 4 unless such failure prejudices the Indemnifying Party in fulfilling its obligations. The Claims Notice must describe the Asserted Liability in reasonable detail, and must indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

           (b) To the extent that the Asserted Liability is a result of a claim by a third party the Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any such Asserted Liability and to prosecute by way of counterclaim or third party complaint any claim arising out of or relating to any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it must within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee will cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability or fails to notify the Indemnitee of its election as herein provided, the Indemnitee may pay, compromise or defend such Asserted Liability. If the Indemnifying Party elects to defend an Asserted Liability but contests its obligation to indemnify against such Asserted Liability, the Indemnifying Party must carry on such defense in good faith. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the objection of the other; provided, however, (i) consent to settlement or compromise must not be unreasonably withheld, and
(ii) if the Indemnifying Party contests its obligation to indemnify against an Asserted Liability, consent to settlement or compromise may be withheld in the absolute discretion of the Indemnitee. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee must make available to the Indemnifying Party and books, records or other documents within its control that are necessary or appropriate for such defense.

           (c) To the extent that the Asserted Liability is a Loss other than as a result of a claim by a third party, the Indemnifying Party will promptly cooperate with the Indemnitee to establish the legitimacy of and the amount of such Loss. Any such Loss will be paid within 15 days of the Claims Notice.

                      SECTION 5 - CONDITIONS TO CLOSING.

     5.1 CONDITIONS TO EACH PARTY'S OBLIGATION. The respective obligations of each party to effect the transfer of the Shares are subject to the satisfaction or waiver on or prior to the Option Exercise Date of the following conditions:

           (a) No statute, rule, regulation or order shall have been enacted, promulgated, entered or enforced by any court or governmental authority that would prohibit consummation by such party of the transactions contemplated hereby.

           (b) No party shall have been prohibited by any order, ruling, consent, decree, judgment or injunction of a court or regulatory agency of competent jurisdiction from consummating the transactions contemplated hereby.

     5.2 CONDITIONS TO OBLIGATIONS OF CRAGAR. The obligation of Cragar to close the transactions contemplated hereby are subject to the fulfillment, and satisfaction or waiver on prior to the Option Exercise Date, of the following conditions:

           (a) Neither Wrenchead nor any stockholder of Wrenchead shall have exercised any right under the Right of First Refusal and Co-Sale Agreement to acquire any of the Shares or sell any Wrenchead shares to Cragar.

           (b)  The representations and warranties of Leiweke set forth in
     Section 2 are true and correct in all material respects as of the date of this Agreement and as of the Option Exercise Date, except as otherwise contemplated by this Agreement.

           (c) Any consents or approvals required for the transfer of the Shares to Cragar shall have been obtained.

           (d) Cragar shall have delivered the notice of its intention to exercise the option as contemplated by Section 1.2.

     5.3   CONDITIONS TO OBLIGATIONS OF LEIWEKE.

     The obligation of Leiweke to close the transactions contemplated hereby are subject to the fulfillment, and satisfaction or waiver, on or prior to the Option Exercise Date, of the following conditions:

           (a)  The representations and warranties of Cragar set forth in
     Section 3 shall have been true and correct in all material respects as of the date of this Agreement and as of the Option Exercise Date, except as otherwise contemplated by this Agreement.

           (b) Cragar shall have delivered the notice of its intent to exercise the option as contemplated by Section 1.2.

                          SECTION 6 - MISCELLANEOUS.

     6.1 LAW GOVERNING. This Agreement and the documents contemplated hereby shall be construed under and governed by the laws of the State of New York, without regard to its principles of conflict of laws.

     6.2 NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered personally or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

     TO CRAGAR:                             Dr. Michael L. Hartzmark
                                            4636 N. 43rd Avenue
                                            Phoenix, AZ 85031
                                            Fax: 623-846-0684

                       with copies to:      Richard B. Stagg
                                            Snell & Wilmer
                                            One Arizona Center
                                            Phoenix, AZ 85004-2202
                                            Fax: 602-382-6070

     TO LEIWEKE:                            R. Terrance Leiweke
                                            37 Newton Lane
                                            East Hampton, NY 11937
                                            Fax: 516-324-4238

                       with copies to:      Richard A. Friedman, Esq.
                                            Sichenzia, Ross & Friedman
                                            135 W. 50th Street
                                            20th Floor
                                            New York, NY 10020
                                            Fax: 212-664-7329

or to such other address of which any party may notify the other parties as provided above.

     6.3 ENTIRE AGREEMENT; PRIOR AGREEMENTS SUPERSEDED. This Agreement (including the attached exhibits and schedules) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings and agreements, written and oral, among the parties relating to the subject matter hereof. There are no representations, warranties, covenants, promises or undertakings, other than those expressly set forth or referred to herein.

     6.4 ASSIGNABILITY. This Agreement may not be assigned by either party without the prior written consent of the other party hereto except that this provision will not apply to the resale of any shares acquired pursuant to the terms of this Agreement. This Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representative, executors, administrators and permitted assigns.

     6.5 CONFIDENTIALITY, PUBLICITY AND DISCLOSURES. The existence of this Agreement (as well as any ancillary agreements related hereto) must remain confidential between the parties and the parties agree to keep the existence of and the terms of this Agreement confidential except as otherwise permitted or set forth herein or as required by federal securities laws. Neither party shall be permitted to make any press releases and other disclosures of the transactions contemplated by this Agreement without the consent of the other party except for such disclosures to lenders, creditors and others who may be required to consent to the transactions contemplated by this agreement.

     6.6 CAPTIONS AND GENDER. The captions and headings in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter pronoun, as the context may require.

     6.7 EXECUTION IN COUNTERPARTS; FACSIMILE SIGNATURES. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Signatures on this Agreement may be by facsimile, with original signature pages to be substituted therefor.

     6.8 AMENDMENTS; WAIVERS. This Agreement may not be amended or modified except by a writing duly and validly executed by each party hereto.
Compliance with any condition or covenant set forth herein may not be waived except by a writing duly and validly executed by the party or parties to be bound. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     6.9 EXPENSES. Whether or not this Agreement is consummated, each party hereto must bear his own expenses in connection with due diligence, execution, delivery and performance of this Agreement, including without limitation, all fees and expenses of its agents, representatives, counsel and accountants.

     6.10 SURVIVAL; MERGER. Those sections of this Agreement which, by the nature of the obligations and responsibilities set forth therein, cannot or are not intended to be performed prior to the Closing or which otherwise contain obligations, responsibilities or covenants which will be performed subsequent to the Closing, shall survive the Closing of the transaction contemplated by this Agreement and shall not be merged thereon.

     6.11 EXHIBITS. Any item disclosed on or in one Exhibit attached hereto shall deemed disclosed in all Exhibits hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.



                                           /s/ R. Terrance Leiweke
                                          ------------------------------------
                                          R. Terrance Leiweke


                                      CRAGAR INDUSTRIES, INC.



                                      By:  /s/ Michael L. Hartzmark
                                          ------------------------------------
                                          Michael L. Hartzmark
                                          Chairman and Chief Executive Officer